                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                     the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                  US WEST, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                                                 [U S WEST LOGO]

                                                               September 5, 1995
To Our Shareholders:

    You are cordially invited to attend a Special Meeting of Shareholders of U S WEST, Inc., a Colorado corporation ("U S WEST"), to be held at 10:00 a.m., Mountain Time, on October 31, 1995 at the U S WEST Denver Service Center, 1005 17th Street, Denver, Colorado.

    At this Special Meeting, you will be asked to consider and approve a proposal (the "Recapitalization Proposal") being recommended by U S WEST's Board of Directors to create two classes of common stock that are intended to reflect separately the performance of U S WEST's communications and multimedia businesses and to change the state of incorporation of U S WEST from Colorado to Delaware. If the Recapitalization Proposal is approved, U S WEST will be reincorporated as a Delaware corporation and each outstanding share of U S WEST's existing common stock will be automatically converted into one share of U S WEST Communications Group Common Stock, which is intended to reflect the performance of U S WEST's communications businesses ("Communications Stock"), and one share of U S WEST Media Group Common Stock, which is intended to reflect the performance of U S WEST's multimedia businesses ("Media Stock"). The conversion of U S WEST's existing common stock into Communications Stock and Media Stock is intended to be tax free.

    The Recapitalization Proposal will not result in a distribution or spin-off of any assets or liabilities of U S WEST or its subsidiaries. After implementation of the Recapitalization Proposal, holders of Communications Stock and Media Stock will continue to be common stockholders of U S WEST and subject to the risks associated with an investment in U S WEST and all of its businesses, assets and liabilities. U S WEST cannot assure that the combined market values of the Communications Stock and the Media Stock after implementation of the Recapitalization Proposal will equal or exceed the market value of U S WEST's existing common stock. The implementation of the Recapitalization Proposal will also, to an extent, make the capital structure of U S WEST more complex and may give rise to occasions when the interests of the holders of Communications Stock and the holders of Media Stock may diverge or appear to diverge.

    If approved, the Recapitalization Proposal will permit separate market valuations of the Communications Stock and the Media Stock based upon the separate operating results of U S WEST's communications and multimedia businesses. It will enable investors to gain a better understanding of these businesses and to invest in either or both securities depending upon their investment objectives. The Recapitalization Proposal would also allow U S WEST to preserve the strategic, financial and operational benefits it currently enjoys as a single company.

    If the Recapitalization Proposal is approved by shareholders, the Board of Directors currently intends to pay dividends on the Communications Stock initially at a quarterly rate of $0.535 per share, which is the current quarterly dividend on U S WEST's existing common stock. With regard to the Media Stock, the Board currently intends to retain future earnings, if any, for the development of the Company's multimedia businesses and does not anticipate paying dividends on the Media Stock in the foreseeable future.

    At the Special Meeting, you will also be asked to consider and approve other related Proposals which would amend the U S WEST 1994 Stock Plan and the U S WEST Deferred Compensation Plan to reflect the new capital structure of U S WEST.

    The Board of Directors has carefully considered the terms of the Recapitalization Proposal and the related proposals, believes their adoption is in the best interests of U S WEST and its shareholders and unanimously recommends that the shareholders approve their adoption. In arriving at its recommendation, the Board of Directors gave careful consideration to a number of factors, including those described in the accompanying Proxy Statement and Prospectus. Shareholders of U S WEST have the right to dissent from the Recapitalization Proposal and have the fair value of their shares paid to them in cash by submitting a written notice prior to the Special Meeting and following the other procedures outlined in the accompanying Proxy Statement and Prospectus.

    Please give these proxy materials careful attention. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE SPECIAL MEETING REGARDLESS OF THE SIZE OF YOUR HOLDINGS. Accordingly, whether or not you plan to attend the Special Meeting, please promptly mark, sign and date the enclosed proxy and return it in the enclosed postage-paid envelope to assure that your shares will be represented at the Special Meeting.

                                          Sincerely,

                                                          [SIG]

                                          Richard D. McCormick
                                          CHAIRMAN OF THE BOARD,
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                     [LOGO]
                             7800 East Orchard Road
                           Englewood, Colorado 80111

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 31, 1995

    A Special Meeting of Shareholders of U S WEST, Inc., a Colorado corporation ("U S WEST"), will be held at the U S WEST Denver Service Center, 1005 17th Street, Denver, Colorado on October 31, 1995, at 10:00 a.m., Mountain Time, for the following purposes:

        1. To consider and vote upon a proposal to approve an Agreement and Plan of Merger, a copy of which is attached as Annex I to the accompanying Proxy Statement and Prospectus, pursuant to which (a) U S WEST would be merged with and into U S WEST, Inc., a Delaware corporation ("U S WEST Delaware"), with U S WEST Delaware continuing as the surviving corporation,
    (b) each outstanding share of Common Stock of U S WEST would be converted into one share of U S WEST Communications Group Common Stock of U S WEST Delaware and one share of U S WEST Media Group Common Stock of U S WEST Delaware, and (c) each outstanding share of Series B Preferred Stock of U S WEST would be converted into one share of Series C Preferred Stock of U S WEST Delaware, all as more fully described in the accompanying Proxy Statement and Prospectus;

        2. To consider and vote upon a proposal to approve the related amendments to the U S WEST 1994 Stock Plan described in Annex IX to the accompanying Proxy Statement and Prospectus;

        3. To consider and vote upon a proposal to approve the related amendments to the U S WEST Deferred Compensation Plan described in Annex X to the accompanying Proxy Statement and Prospectus; and

        4. To transact any such other business as may properly come before the meeting.

    Proposals 2 and 3 are conditioned upon approval of Proposal 1 and will not be implemented if Proposal 1 is not approved by shareholders and implemented by the Board. Accordingly, a vote against Proposal 1 will have the effect of a vote against Proposals 2 and 3.

    Only shareholders of record on the books of U S WEST on the close of business on September 5, 1995 will be entitled to vote at the Special Meeting of Shareholders.

                                          By order of the Board of Directors,

                                                         [SIG]
                                          Charles P. Russ, III
                                          EXECUTIVE VICE PRESIDENT--LAW AND
                                            HUMAN RESOURCES,
                                          GENERAL COUNSEL AND SECRETARY

Englewood, Colorado
September 5, 1995

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING.

                                 US WEST [LOGO]

                              PROPOSED DISTRIBUTION
                                OF TARGETED STOCK

                         SELECTED QUESTIONS & ANSWERS

This booklet should help to answer important questions regarding U S WEST's upcoming special meeting.

MEETING DATE:            October 31, 1995

MEETING LOCATION:        U S WEST
                         DENVER SERVICE CENTER
                         1005 - 17th St.
                         Denver, CO

MEETING TIME:            10:00 a.m.

PURPOSE OF THE MEETING: To consider the Recapitalization Proposal described in the accompanying Proxy Statement.

HOW TO VOTE YOUR PROXY: As a shareowner you may vote "FOR" or "AGAINST" the proposal or you may vote to "ABSTAIN." However you plan to vote, please return your proxy card as soon as possible, regardless of whether or not you plan to attend the special meeting. REMEMBER ,YOUR VOTE IS IMPORTANT.

QUESTIONS? If you have any questions, please call our toll-free number as follows:

                          QUESTIONS ABOUT YOUR ACCOUNT:
                                 1-800-537-0222

                       QUESTIONS ABOUT VOTING YOUR PROXY:
                                 1-800-854-9486


Q.  WHAT WILL HAPPEN TO THE MARKET VALUE OF MY SHARES?

A. Like the shares of any other publicly traded company, the shares of each class of common stock will have a value that is ultimately determined by the stock market.


Q. WILL APPROVAL OF THE RECAPITALIZATION PROPOSAL HAVE ANY EFFECT ON U S WEST'S DIVIDEND?

A. The company currently intends to pay a dividend of $2.14 per year to owners of U S WEST Communications Group shares. In the future, dividends on U S WEST Communications Group shares will be paid at the discretion of the Board of Directors based on financial conditions, results of operations and business requirements of the company.

The company does NOT currently intend to pay a dividend on U S WEST Media Group shares.


Q. WHAT CAN I DO IF I OWN FEWER THAN 100 SHARES AND DECIDE NOT TO KEEP MY U S WEST MEDIA GROUP SHARES AND/OR U S WEST COMMUNICATIONS GROUP SHARES?

A. FOLLOWING THE DISTRIBUTION OF U S WEST MEDIA GROUP SHARES, State Street Bank & Trust Company will offer to shareowners holding fewer than 100 shares of U S WEST Media Group or U S WEST Communications Group, an opportunity to sell their shares for a small fee.


Q. WHAT CAN I DO IF I OWN FEWER THAN 100 SHARES AND I WANT TO INCREASE MY HOLDING TO 100 SHARES?

A. At the same time State Street Bank & Trust Company provides to shareowners with fewer than 100 shares an opportunity to sell their shares, it will also provide information ON HOW TO INCREASE their holdings to 100 shares.


Q.  WHAT HAPPENS IF SHAREOWNERS DO NOT APPROVE THE RECAPITALIZATION PLAN?

A. The plan will not be consummated, and the existing common stock will not be converted into U S WEST Communications Group shares and U S WEST Media Group shares.


Q.  HOW WILL I DETERMINE MY TAX BASIS FOR BOTH STOCKS?

A. You will receive information on how to determine your new tax basis later this year and in plenty of time to prepare your income tax returns for the year 1995.


Q.  WHAT IF I HAVE OTHER QUESTIONS?

A. You may call our toll-free number 1-800-537-0222 if you have additional questions.

Q.  WHY IS U S WEST HAVING A SPECIAL MEETING?

A. To consider a proposal to create two classes of common stock, each of which is intended to reflect separately the performance of different U S WEST business segments.


Q.  WHAT WILL I RECEIVE IF THE RECAPITALIZATION PROPOSAL IS APPROVED?

A. If the proposal is approved, each outstanding share of U S WEST common stock will be converted into one share of U S WEST Communications Group stock AND one share of U S WEST Media Group Stock.

Current certificates representing shares of U S WEST Inc. will represent shares of U S WEST Communications Group. Shareowners will also receive new certificates representing shares of U S WEST Media Group stock.


Q.  WHY IS U S WEST CONSIDERING THIS RECAPITALIZATION PROPOSAL?

A. If approved, the proposal will permit separate market valuations for U S WEST's communications and multimedia businesses and will allow investors to gain a better understanding of these businesses and invest in either or both depending on their investment objectives. It also will provide U S WEST with greater flexibility in raising capital while preserving the operational benefits of a single corporation.


Q.  WHO WILL BE ENTITLED TO RECEIVE THE NEW SHARES?

A.  Holders of record at the opening of business on November 1, 1995.


Q.  HOW MANY SHARES OF THE NEW CLASSES OF STOCK WILL I GET?

A. You will receive one share of U S WEST Communications Group and one share of U S WEST Media Group for each share of U S WEST stock you now own. As noted above, however, your current shares of U S WEST, Inc. will represent shares of U S WEST Communications Group.


Q.  WILL I HAVE TO PAY ANYTHING FOR THE NEW SHARES I WILL RECEIVE?

A. No. The shares will be issued as a special, one-time, non-taxable distribution.


Q.  WILL THE DISTRIBUTION OF THE NEW U S WEST MEDIA GROUP SHARES BE TAXABLE?

A. No. the new shares will be issued as a special, one-time stock distribution and will NOT be taxable.


Q. IF THE RECAPITALIZATION PROPOSAL IS APPROVED, WHAT WILL HAPPEN TO THE SHARES OF U S WEST THAT I CURRENTLY OWN?

A. It is not necessary to return your existing U S WEST, Inc. stock certificates. Your existing U S WEST, Inc. certificates will represent your holdings in U S WEST Communications Group, and you will receive a NEW certificate for your U S WEST Media Group shares.


Q.  WHEN WILL I RECEIVE THE NEW SHARES OF U S WEST MEDIA GROUP?

A. The new share certificates will be distributed sometime in the LATE fall of 1995.


Q.  WILL ALL SHAREOWNERS RECEIVE CERTIFICATES?

A. All shareowners, except for those with street-name accounts or those participating in the U S WEST Shareowner Investment Plan (SIP) will receive certificates for their new U S WEST Media Group shares.

Shares held in street-name accounts will be distributed through your broker.

Accounts participating in the U S WEST SIP will automatically be credited with the new U S WEST Media Group shares. You will receive an updated SIP Statement in the late fall for your new Media Group account.


Q.  I HAVE MY STOCK IN A STREET-NAME ACCOUNT.  HOW WILL I RECEIVE MY SHARES?

A.  Your shares will be distributed to your broker for addition to your account.


Q. I AM A PARTICIPANT IN THE U S WEST SHAREOWNER INVESTMENT PLAN (SIP). HOW WILL MY SHARES BE DISTRIBUTED?

A. INSTEAD OF RECEIVING A CERTIFICATE, shareowners participating in the U S WEST SIP will have U S WEST Media Group shares credited to their NEW MEDIA GROUP SIP accounts.

U S WEST [Logo]

PROXY VOTING INSTRUCTION CARD

                       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 31, 1995.

The undersigned hereby appoints Allan D. Gilmour, Frank Popoff and Jerry O. Williams, and each of them, proxies, with the powers the undersigned would possess if present, and with full power of substitution, to vote all common shares of the undersigned in U S WEST, Inc. at the Special Shareholders Meeting and at any adjournments or postponements thereof, upon all subjects that may properly come before the Special Shareholders Meeting including the matters described in the Notice of Special Meeting and Proxy Statement furnished herewith, subject to any directions indicated on this card. If no directions are given, the proxies will vote in accordance with the Directors' recommendations on all subjects listed on this card and at their discretion on any other matter that may properly come before the Special Shareholders Meeting.

For participants in the U S WEST Shareowner Investment Plan, this card will cover the number of shares in the plan account as well as shares registered in the shareholder's name. This card also provides voting instructions for shares held in the U S WEST Savings Plan/ESOP and U S WEST Payroll Stock Ownership Plan.

                                  Directors recommend a vote "FOR"
                    ------------------------------------------------------------

                                                   For      Against     Abstain

                    A. Recapitalization Proposal   / /        / /         / /

                    B. Amendment to U S WEST
                       1994 Stock Plan             / /        / /         / /

                    C. Amendment to U S WEST
                       Deferred Compensation Plan  / /        / /         / /

Please sign this proxy and return promptly whether or not     Date
you plan to attend the Special Shareholders Meeting.


- --------------------------------------------------------------------------------
Shareholder sign here                                      Joint owner sign here


                                  DETACH HERE


U S WEST [Logo]             ADMISSION TICKET, PRESENT AT DOOR.

The Special Meeting of Shareholders of U S WEST, Inc., will be held at 10:00 a.m. on October 31, 1995, at the U S WEST Denver Service Center, 1005 17th Street, Denver, Colorado.

Please mark the boxes on the proxy card to indicate how your shares shall be voted and sign and return your proxy as soon as possible in the enclosed postpaid envelope.

Votes are tallied by the Boston Financial Data Services, Inc., U S WEST's transfer agent.

The use of admission tickets expedites registration of shareholders at the Special Shareholders Meeting. Retain this portion of the proxy card to serve as your admission ticket. Please present this ticket at the meeting.

                                       Charles P. Russ, III

                                       Executive Vice President - Law and Human
                                       Resources, General Counsel and Secretary